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                                                                   Exhibit 99.2


                      JOINT FILING AGREEMENT

       The undersigned hereby agree to jointly prepare and file with regulatory authorities a Schedule 13D reporting each of the undersigned's ownership of shares of common stock of Dragon Pharmaceutical, Inc., a Florida corporation, and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned.


         IN WITNESS WHEREOF, this agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes and all of which together shall constitute one and the same agreement, and this agreement may be effected by a written facsimile signature of each party.


Dated:  October 27, 2003

                                          The DS Family Trust
                                          By: /s/David Chang
                                          ______________________________
                                              David Chang, Trustee



                                          Li & Fang Enterprises, Ltd.
                                          By: /s/David Chang
                                          ______________________________
                                          David Chang, Authorized Person


                                          ______________________________
                                          Chang Kuo Lung


                                          Yukon Health Enterprises Limited
                                          By: /s/Sun Yiu Kwong
                                          _______________________________
                                          Name: Sun Yiu Kwong
                                          Title:Director


                                          _______________________________
                                          Kenny En Kai Ho


                                          _______________________________
                                          Yuang Chen Chu Kao



                                          Faith Equity Limited
                                          By: /s/Tseung Huei Zen
                                          _______________________________
                                          Name: Tseung Huei Zen
                                          Title: Director



                                          Global Equities Overseas Limited
                                          By: /s/Yuen Pak Yiu Philip
                                          _______________________________
                                          Name: Yuen Pak Yiu Philip
                                          Title: Director



                                          Goldpac Investment Partners Ltd.
                                          By: /s/Joe Tai
                                          ________________________________
                                          Name: Joe Tai
                                          Title: As Authorized Signatory



                                          Chow Tai Fook Nominee Limited
                                          By: /s/Cheng Yue Pui
                                          ________________________________
                                          Name: Cheng Yue Pui
                                          Title: Director



                                          /s/Philip Pak Yiu Yuen
                                         _________________________________
                                          Philip Pak Yiu Yuen